NUMBER                        PAR VALUE $.001                      SHARES




                      JACOBSON RESONANCE ENTERPRISES, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

COMMON STOCK                                         CUSIP 469830 10 3
                                           SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT



Is the owner of


         Fully Paid and Non-Assessable Shares of Common Stock of Jacobson Resonance Enterprises, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
         This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:






Dr. Jerry Jacobson                                            Debra M. Jacobson
      President                                                   Secretary



Countersigned:
Florida Atlantic Stock Transfer, Inc.
7130 Nob Hill Road
Tamarac, FL 33321               Transfer agent





                      JACOBSON RESONANCE ENTERPRISES, INC.
                                 CORPORATE SEAL
                                     NEVADA

         The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM    - as tenants in common                 UNIF GIFT MIN ACT -  ..............Custodian.................
                                                                       (Cust)                           (Minor)
TEN ENT    - as tenants by the entireties                              under Uniform Gifts to Minors
                                                                       Act ....................................
JT TEN     - as joint tenants with right                                                   (State)
             of survivorship and not as
             tenants in common

             Additional abbreviations may also be used though not in the above list.

For value received,...................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE..................................................

 ................................................................................
Please print or typewrite name and address including postal zip code of assignee

 ................................................................................

 ................................................................................

 ................................................................................
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

 ................................................................................
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated......................


                                        ........................................
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.